SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2003
                                                 (September 12, 2002)

                              OCEAN RESOURCES, INC.
                   -----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-49750                                       33-0857223
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(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)

2705 Canton Street
Dallas, Texas                                                76226
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Address of Principal Executive Offices)                    (Zip Code)

                                 (469) 227-7806
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              (Registrant's Telephone Number, Including Area Code)



                                   PO Box 1175
                              Palm Beach, FL 33480
                              ---------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On September 8, 2003, the Company entered into a tri-party license agreement with Valurex, SA of the Panama City, Republic of Panama and Blue Water Recoveries Limited of West Sussex, UK. This agreement relates to a commercial cargo ship sunk in 1942 by a German U-Boat. The manifested cargo has an approximate fair market value at current spot prices of approximately $30 million. The manifested cargo includes copper, tin, cobalt, uranium ore, tantalite and cadmium sticks. Under the terms of the agreement, the Company has acquired the rights and information as to the exact location of this wreck, among other good and valuable information. This agreement was contingent upon the payment of a $75,000 license fee, which the Company released on 11 September, and was received on 12 September. The agreement requires the Company to commence salvage operations within eighteen months. This agreement also gives the Company the first right of refusal to four other wrecks on which the counter parties control information relating to location and cargo. The agreement requires the Company to pay the counter parties $500,000 from the first $1 million of salvage proceeds and 5% of the salvage proceeds thereafter until completion. A copy of this agreement is attached as an exhibit to this Form 8-K.

     In addition, on September 15, 2003, three additional individuals were appointed as members of the Board of Directors to serve until the next stockholders meeting. The individuals are: Dennis McLaughlin of Dallas, Texas, also appointed CEO of the Company; Alvin T Hunter, CPA of Oklahoma City, OK, also appointed Chairman of the Audit Committee of the Board of Directors; and Nick Sinclair Brown, Esq. of Cambridge, UK, whose responsibilities as a director commenced as of 23 September 2003.


Item 7. Exhibits

Number  Description
------  ------------

10.1    Licence Agreement Relating to the Wreck "YELLOWLIGHT"

99.1    Press Release


Item 9.  Regulation FD Disclosure

     A copy of a press release that the Company released concurrent to this Form 8-K is attached as an exhibit and incorporated herewith.

                                    SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              OCEAN RESOURCES, INC.

DATED: September 25, 2002



By: /s/ Dennis McLaughlin
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Dennis McLaughlin, CEO



BY:/s/Stephen H. Durland
-------------------------
Stephen H. Durland, CFO